CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February
17, 1994 included in Valero Energy Corporation's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.


                                    /s/ ARTHUR ANDERSEN LLP



San Antonio, Texas
November 10, 1994